                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 15, 1999


                                    FDP CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


        0-11770                                           59-2138243
-------------------------------              -----------------------------------
(Commission File Number)                     (IRS Employer Identification No.)


                                    FDP CORP.
                            2140 SOUTH DIXIE HIGHWAY
                              MIAMI, FLORIDA 33133
--------------------------------------------------------------------------------
                     (Address of principal executive office)


        Registrant's telephone number, including area code (305) 858-8200

ITEM 5.  OTHER EVENTS.

         The Registrant incorporates herein by reference the information disclosed in Exhibit 99 filed herewith.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibit 2.1*    Agreement and Plan of Reorganization dated
                         January 15, 1999, by and among SunGard Data Systems Inc., a Delaware corporation, Development Corp., a Florida corporation, and FDP Corp., a Florida corporation

         Exhibit 2.2* Agreement and Plan of Merger dated January 15, 1999, by and among SunGard Data Systems Inc., a Delaware corporation, Development Corp., a Florida corporation, and FDP Corp., a Florida corporation

         Exhibit 99      Press release of FDP Corp. dated January 18, 1999

         * Incorporated herein by reference from the Schedule 13D relating to the common stock of the Registrant, as filed with the Securities and Exchange Commission on January 25, 1999 by SunGard Data Systems Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FDP CORP.

Date:  January 26, 1999              By: /s/ Michael C. Goldberg
                                         --------------------------------------
                                         Michael C. Goldberg
                                         Chairman of the Board of Directors
                                         Chief Executive Officer and President